UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2019

ALLIED ESPORTS ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Avenue, Suite 300

Irvine, California, 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 225-2600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AESE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kenneth DeCubellis Resigns as Chief Financial Officer

On September 24, 2019, Kenneth DeCubellis resigned as Chief Financial Officer and Treasurer of Allied Esports Entertainment, Inc. (the “Company”). Mr. DeCubellis will remain with the Company through the end of the year on a consulting basis to assist with transitioning finance matters for the Company.

Anthony A. Hung Appointed as Chief Financial Officer

Effective September 24, 2019, the Company appointed Anthony A. Hung as Chief Financial Officer of the Company. Before joining the Company, Mr. Hung served as the Chief Executive Officer and Chief Financial Officer of Audio Design Experts, a privately held provider of premier audio solutions for leading consumer brands. Mr. Hung also served as Senior Vice President, Business Development and Sales for Cooking.com, where he oversaw the e-commerce services business and advertising sales operations. He served as the Chief Financial Officer of Golden Eye Dealership Solutions, a software-as-a-service start-up focused on automotive dealerships. Mr Hung was a General Partner at DynaFund Ventures, and served in positions related to finance and strategy at the Walt Disney Company. Mr. Hung received a Master of Business Administration degree from the Anderson School at UCLA, and a Bachelor of Arts degree in Economics from Harvard College. The Company believes that Mr. Hung’s experience and expertise in corporate finance, strategy, and operations will be valuable to the Company.

The Company has agreed to pay to Mr. Hung an annual salary of $285,000, plus standard medical and employee benefits of the Company. Mr. Hung will receive six months of salary as severance if the Company terminates Mr. Hung’s employment without cause, or Mr. Hung resigns for good reason, and Mr. Hung provides a release of the Company at the time of such termination or resignation, which release is not rescinded and is in a form acceptable to the Company.

Item 8.01.	Other Events.

On September 30, 2019, the Company issued a press release announcing the appointment of Mr. Hung as Chief Financial Offer of the Company, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press Release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2019

ALLIED ESPORTS ENTERTAINMENT, INC.

By:	/s/ Ng Kwok Leung Frank
Ng Kwok Leung Frank Chief Executive Officer

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